Income taxes	12 Months Ended
Mar. 31, 2013
Income taxes

16. Income taxes:

The components of income from continuing operations before income tax comprise the following:

	Yen in millions
	For the year ended March 31
	2011	2012	2013
Income (loss) from continuing operations before income taxes:
The Company and domestic subsidiaries	¥22,311	¥46,181	¥(7,473)
Foreign subsidiaries	59,655	24,675	20,900

	¥81,966	¥70,856	¥13,427

The provision for income taxes consists of the following:

	Yen in millions
	For the year ended March 31
	2011	2012	2013
Current income tax expense/(benefit):
The Company and domestic subsidiaries	¥12,162	¥(4,462)	¥9,200
Foreign subsidiaries	8,256	6,694	5,713

Total current	20,418	2,232	14,913

Deferred income tax expense (benefit):
The Company and domestic subsidiaries	(1,990)	16,289	(5,504)
Foreign subsidiaries	(119)	280	(2,841)

Total deferred	(2,109)	16,569	(8,345)

Total provision	¥18,309	¥18,801	¥6,568

NIDEC is subject to a number of different income taxes, which, in the aggregate, indicate a statutory rate in Japan of approximately 41.0% in 2011 and 2012 and approximately 38.0% in 2013. Reconciliation of the differences between the statutory tax rate and the effective income tax rate is as follows:

	For the year ended March 31
	2011	2012	2013
Statutory tax rate	41.0%	41.0%	38.0%
Increase (reduction) in taxes resulting from:
Tax benefit in foreign subsidiaries	(22.4)	(16.1)	(43.6)
Tax (benefit) on undistributed earnings	(0.1)	5.1	8.9
Valuation allowance	(1.7)	4.1	33.7
Liabilities for unrecognized tax benefits	5.3	(10.5)	2.3
Accumulated earnings tax of foreign subsidiaries	0.3	0.0	0.0
Changes in Japanese income tax rates	—	1.4	—
Other	(0.1)	1.5	9.6

Effective income tax rate	22.3%	26.5%	48.9%

The effective income tax rate increased 22.4 percentage points from 26.5% for the year ended March 31, 2012 to 48.9% for the year ended March 31, 2013. The increase was mainly due to an increase in valuation allowance relating to deferred tax assets of consolidated subsidiaries with operating losses carryforwards for tax purposes that are not expected to be realized. On the other hand, the tax benefit in foreign subsidiaries had an effect of reducing the effective tax rate.

Tax benefit in foreign subsidiaries primarily relates to income sourced from foreign subsidiaries mainly in Thailand and the Philippines.

In Thailand, NIDEC received privileges under the promotional certificates issued in March and August 2010. Under these privileges, NIDEC received an exemption from corporate income tax for a period of eight years from the date of commencement of certain revenue-generating activities identified by the promotional certificate.

In the Philippines, NIDEC received certain tax incentives in April 2007, which included an income tax holiday for four years. This income tax holiday will be extended more for two years. In September 2011 NIDEC received another income tax holiday of a new project for four years.

The aggregate amounts and per share effects of tax holidays are as follows:

	Yen in millions
	For the year ended March 31
	2011	2012	2013
Aggregate amounts of tax holidays	¥6,839	¥4,023	¥2,968

Per share—basic	¥49.13	¥29.26	¥22.03

Diluted	¥47.44	¥27.38	¥20.60

The significant components of deferred tax assets and liabilities are as follows:

	Yen in millions
	March 31
	2012	2013
Deferred tax assets:
Inventories	¥3,089	¥3,142
Marketable securities	—	1,102
Property, plant and equipment	4,394	—
Accrued bonus	2,324	2,242
Accrued enterprise tax	317	—
Pension and severance plans	3,677	4,526
Operating loss carryforwards for tax purposes	6,672	13,646
Foreign tax credit	7,880	5,402
Accrued vacation	949	1,135
Accrued expenses	1,838	3,636
Other	1,904	2,613

Gross deferred tax assets	33,044	37,444
Less—Valuation allowance	(9,786)	(14,492)

Net deferred tax assets	23,258	22,952

Deferred tax liabilities:
Refund of enterprise taxes	—	(285)
Basis difference of acquired assets	(3,613)	(4,495)
Property, plant and equipment	—	(1,058)
Undistributed earnings not permanently reinvested	(6,097)	(7,856)
Marketable securities	(125)	—
Intangible assets	(1,068)	(4,601)
Transfer pricing adjustments	(9,362)	—
Other	(1,172)	(1,083)

Gross deferred tax liabilities	(21,437)	(19,378)

Net deferred tax assets	¥1,821	¥3,574

Operating loss carryforwards for tax purposes on March 31, 2013 amounted to approximately ¥43,511 million and are available as an offset against future taxable income of such subsidiaries.

With the exception of ¥7,253 million with no expiration period, total available operating loss carryforwards expire at various dates primarily up to 9 years. Operating loss carryforwards for tax purposes occur mainly in Japan and will become expired primarily up to 2022.

The valuation allowance mainly relates to deferred tax assets of consolidated subsidiaries with operating loss carryforwards for tax purposes that are not expected to be realized. The net changes in the total valuation allowance for deferred tax assets for the years ended March 31, 2011, 2012 and 2013 consist of the following:

	Yen in millions
	March 31
	2011	2012	2013
Valuation allowance at beginning of year	¥(7,606)	¥(6,235)	¥(9,786)
Additions	(1,535)	(3,490)	(7,660)
Deductions	2,906	1,581	2,994
Impact on newly acquired companies	—	(1,642)	(40)

Valuation allowance at end of year	¥(6,235)	¥(9,786)	¥(14,492)

Net deferred tax assets are included in the consolidated balance sheets as follows:

	Yen in millions
	March 31
	2012	2013
Deferred tax assets:
Other current assets	¥6,448	¥12,787
Other non-current assets	5,482	7,116
Deferred tax liabilities:
Other current liabilities	(7,166)	(1,829)
Other long-term liabilities	(2,943)	(14,500)

Net deferred tax assets	¥1,821	¥3,574

Management of NIDEC intends to reinvest certain undistributed earnings of foreign subsidiaries for an indefinite period of time. As a result, no deferred tax liability has been recorded on undistributed earnings of these subsidiaries, which are not expected to be remitted in the foreseeable future, aggregating ¥119,781 million as of March 31, 2013. NIDEC estimates an additional deferred tax liability of ¥12,162 million would be required at such time if the full amount of these accumulated earnings were expected to be remitted.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	Yen in millions
	March 31,
	2011	2012	2013
Balance at April 1	¥4,887	¥9,199	¥1,766
Additions for tax positions of the current year	4,312	1,766	44
Additions for tax positions of prior years	—	—	551
Settlements	—	(9,199)	—

Balance at March 31	¥9,199	¥1,766	¥2,361

Total amount of unrecognized tax benefits that would reduce the effective tax rate, if recognized, is ¥2,361 million.

Although NIDEC believes its estimates and assumptions of unrecognized tax benefits are reasonable, uncertainty regarding the final determination of tax audit settlements and any related litigation could affect the effective tax rate in the future periods. A significant change to the unrecognized tax benefits might occur within the next twelve months. NIDEC does not expect that such change will have a significant impact on consolidated results of operations and financial position.

NIDEC recognizes interest and penalties related to unrecognized tax benefits as a component of other, net in the consolidated statements of income. The interest and penalties for the fiscal year ended March 31, 2011, 2012 and 2013, respectively, had no material impact on its consolidated results of operations. The total gross accrued interest and penalty were ¥396 million and ¥192 million at March 31, 2012 and 2013, respectively.

NIDEC remains subject to income tax examination for the tax returns related to the years beginning on and after January 1, 2006, with various tax jurisdictions including Japan.